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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[x]  Soliciting Material Pursuant to Section 240.14a-12


                                 LEXENT INC.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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[ ]  Fee paid previously with preliminary materials.

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                                  PRESS RELEASE

l e x e n t
enabling the broadband future


Contact:
Susan Burns
Citigate Sard Verbinnen
212-687-8080
sburns@sardverb.com

                     Lexent Settles Shareholders Litigation

NEW YORK, August 7, 2003 - Lexent Inc. (OTCBB: LXNT), an infrastructure services provider delivering a full spectrum of design, program management and deployment services in some of the nation's largest metropolitan markets, today announced that Lexent, Hugh J. O'Kane, Jr., Kevin M. O'Kane and the plaintiffs named in the lawsuits consolidated under the caption In re Lexent Inc. Shareholders Litigation entered into and filed a Stipulation of Settlement with the Court of Chancery of the State of Delaware.

Pursuant to the settlement, the plaintiffs (on their own behalf and on behalf of a class of holders of Lexent common stock) agreed to dismiss the litigation and release the defendants from all related claims. In exchange, as previously announced, the defendants, without admitting any liability, agreed to, among other things, (i) raise the consideration to be paid in the proposed merger to $1.50 per share and (ii) condition the approval of the proposed merger on the receipt of the vote of a majority of shares of Lexent common stock actually voted with respect to the adoption and approval of the merger agreement and the proposed merger (other than shares held by the purchaser in the proposed merger, Hugh J. O'Kane, Jr. and Kevin M. O'Kane).

The settlement is conditioned upon, among other things, consummation of the proposed merger and approval of the settlement by the Court of Chancery of the State of Delaware. The Court will schedule a hearing to determine the fairness, reasonableness and adequacy of the settlement, whether or not the settlement should be approved and to hear and determine any objections to the settlement.

In connection with the settlement, plaintiffs' counsel will petition the Court for an award of attorneys' fees and expenses in an aggregate amount not to exceed $500,000. Defendants have agreed not to object to such an application.

This announcement constitutes neither a solicitation of a proxy, an offer to purchase nor an offer to sell shares of Lexent. Lexent has filed a preliminary proxy statement with the Securities and Exchange Commission ("SEC") and intends to deliver all forms, proxy statements, notices and documents required under federal and state law with respect to its previously announced proposed merger, including a definitive proxy statement to be filed with the SEC. Upon completion of the SEC's review of the preliminary proxy materials filed by Lexent with the SEC, Lexent will call a special meeting of stockholders to vote on the proposed merger and will mail to its stockholders definitive proxy materials. Stockholders are advised to read Lexent's definitive proxy materials before making any decisions regarding the proposed merger because the definitive proxy materials will contain important information regarding the proposed merger. Stockholders may obtain free copies of the proxy materials and other documents filed by Lexent


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and the acquirer  with the SEC at the SEC's web site at  www.sec.gov.  The proxy statement and such other documents relating to Lexent may also be obtained for free by contacting Lexent's principal executive offices, Three New York Plaza, New York, New York 10004, Telephone Number: (212) 981-0700.

Lexent, its directors, executive officers and certain employees and members of management, including Hugh J. O'Kane, Jr., Lexent's Chairman, and Kevin M. O'Kane, Lexent's Chief Executive Officer and Vice Chairman of the Board, may be considered participants in the solicitation of proxies from Lexent's stockholders in connection with the proposed merger. These individuals may have interests in the proposed merger which may differ from or may be in addition to those of Lexent's stockholders generally. Information regarding such persons and their interests in Lexent is contained in Lexent's proxy statements and annual reports on Form 10-K filed with the SEC and are available from the SEC's website or from Lexent as described above. Additional information regarding those persons and their interests in the proposed merger is contained in the preliminary proxy materials and, when they become available, will be contained in the definitive proxy materials relating to the proposed merger.

About Lexent Inc.
Leveraging more than fifty years of experience, Lexent (OTCBB: LXNT) is an infrastructure services company that designs, deploys and maintains fiber optic, electrical and life safety systems for telecommunications carriers and enterprise organizations in some of the largest national metropolitan markets. Supporting the above offerings, Lexent provides a full spectrum of project management and specialized maintenance services to utility, telecommunications, real estate, government and large enterprise customers. The Company has offices in New York, Washington D.C, Long Island, and the states of New Jersey and Florida. For additional information on the Company, see Lexent's web site at http://www.lexent.net.

Forward-Looking Statements:
This press release contains forward-looking statements, which may be identified by the use of words such as "believes", "anticipates", "expects", "intends", "will", "expects", and other similar expressions, including statements regarding the outcome of the settlement hearing. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated. These risks are more fully outlined in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and other SEC filings.

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